UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2026

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue, Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Asset Purchase Agreement

On March 16, 2026, Super League Enterprise, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Esports Now, LLC (“Misfits”), pursuant to which Misfits has agreed to sell certain assets strictly constituting the Misfits Ads Business (the “Purchased Assets”) to the Company, and the Company has agreed to assume certain liabilities related to the Purchased Assets (the “Transaction”).

Transaction Consideration

As consideration for the Purchased Assets, the Company has agreed to pay to Misfits the following guaranteed consideration for the Purchased Assets: (A) at the consummation of the transactions contemplated by the Agreement (the “Closing”): (i) a cash payment in the amount of $1.5 million (the “Closing Cash Consideration”), (ii) 71,490 shares of common stock (the “Closing Shares”), (iii) a pre-funded common stock purchase warrant to purchase 456,631 shares of common stock (the “Pre-Funded Warrant”, and the shares issuable upon exercise of the Pre-Funded Warrant, the “PFW Shares”), and (iv) a common stock purchase warrant to purchase 528,121 shares of common stock, with an exercise price of $18.00 (the “Warrant”, and the shares issuable upon exercise of the Warrant, the “Warrant Shares”)(the Closing Shares, the PFW Shares, and the Warrant Shares are collectively, the “Closing Share Consideration”); and (B) on the one-year anniversary of the Closing, a cash payment in the amount of $300,000 (the “Delayed Cash Payment”);

Pursuant to the terms and subject to the conditions of the Purchase Agreement, up to an aggregate of (i) $1.2 million in cash (the “Earnout Cash”), and (ii) 105,571 shares of common stock, or, upon the election of Misfits, pre-funded warrants to purchase 105,571 shares of common stock (the “Earnout Shares”, and collectively with the Earnout Cash, the “Earnout Consideration”). The Earnout Consideration will be payable to Misfits in connection with: (x) the achievement of certain gross profit milestones for the period beginning on the Closing until the date that is one (1) year from the date of the Closing; and (xi) the Company’s market capitalization as of the one and two year anniversary of the date of Closing.

Covenants

The Purchase Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. Misfits and the Company have, among other things as set forth in the Purchase Agreement, agreed to take all necessary action such that, as soon as reasonably practicable after the Closing, the Company will cause a vacant seat on the Company’s Board of Directors to be filled by appointment by a designee of Misfits; provided, that such designee must be qualified to serve on a public company’s board of directors and meet the requirements of an “independent director” pursuant to the rules and regulations of Nasdaq.

Conditions to Each Party’s Obligations

The obligations of the Company and Misfits to consummate the Transaction are subject to certain closing conditions, including, but not limited to, (i) the receipt of the approval by the affirmative vote of a majority of the voting power of the Company’s shares present in person or represented by proxy at a stockholder meeting, to be held by the Company in order to approve the issuance of the Closing Share Consideration and, if earned, the Earnout Shares, as required by Nasdaq Listing Rule 5635(a), (ii) receipt of any necessary regulatory approvals, (iii) receipt of all necessary consents to the assignment of certain contracts from Misfits to the Company that make up a part of the Purchased Assets, and (iv) the execution and delivery of the Registration Rights Agreement (as more specifically set forth below).

Representations, Warranties, and Covenants

The Purchase Agreement contains: (i) representations, warranties and covenants of the Company and Misfits that are customary for a transaction of this nature, including among others, covenants by Misfits regarding the validity of certain material contracts entered into between Misfits and third-parties being assigned to the Company, title to the Purchased Assets, the condition and sufficiency of the Purchased Assets, Misfit’s ownership and rights to its intellectual property, and the investment representations of Misfits; and (ii) customary indemnification provisions whereby Misfits will indemnify the Company for certain losses arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of Misfits and certain other matters, subject to certain caps and thresholds.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Misfits. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in the confidential disclosure schedules (the "Disclosure Schedules") provided by Misfits and the Company in connection with the execution and future Closing of the Purchase Agreement. These Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purposes of allocating risk between the Company and Misfits, rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on as characterization of the actual state of facts regarding the Company or Misfits.

The Closing of the Acquisition and the incorporation of the Purchased Assets involves certain risks and uncertainties, including, among other things, risks related to our ability to successfully integrate the Purchased Assets into our operations; our ability to implement plans, forecasts and other expectations with respect to the Purchased Assets; our ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits from the Transaction will not be realized or will not be realized within the expected time period; the achievement of the revenue milestones and payment of the Earnout Consideration; the outcome of any legal or governmental proceedings related to the Transaction or otherwise; the negative effects of the announcement of the Transaction on the market price of our Common Stock or on our operating results; significant transaction costs; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base; our ability to scale and update our platform to respond to customers’ needs and rapid technological change; increased competition on our market and our ability to compete effectively; and expansion of our operations and increased adoption of our platform internationally.

Additional risks and uncertainties that could affect our financial results are included in the section titled "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission (the "SEC") on March 31, 2025, our subsequently filed quarterly reports on Form 10-Q and other filings that we make from time to time with the SEC on which are available on the SEC’s website at www.sec.gov.

Common Stock Purchase Warrant

Upon issuance of the Warrant at the Closing, the Warrant will entitle the holders to purchase that number of shares of Common Stock equal to the number of shares of Common Stock (or Pre-Funded Warrants) issued at Closing as Closing Shares and shares underlying the Pre-Funded Warrant. The Warrants are exercisable immediately upon issuance, expire two years from the date of issuance, and have an initial exercise price of $18.00 (the “Initial Exercise Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations, and similar events.

The Warrants also contain a call feature, whereby, after the Company has registered the Warrant Shares on an effective registration statement filed with the SEC, the Company has the option, but not the obligation, and in the Company’s sole and absolute discretion, to purchase the Warrant from the Holder at a price of $0.001 per share of Common Stock underlying the Warrant (the “Call Option”), in the event the closing price of the Company’s Common Stock, as listed on the Nasdaq Capital Market, is at or above $18.00 per share for 20 consecutive trading days (the “Call Trigger”). The Company’s right to exercise the Call Option will begin on the day immediately following the Call Trigger until the day that is thirty (30) calendar days thereafter, by way of delivery of a notice to exercise the Call Option to the holders of the Warrants.

The foregoing description of the Warrant is subject to and qualified in its entirety by reference to the full text of the form of Warrant, a copy of which is included as Exhibit 4.1 hereto, and the terms of which are incorporated by reference.

Pre-Funded Warrant

Upon issuance of the Pre-Funded Warrant at the Closing, the exercise price per underlying share of common stock will be $0.001. Pursuant to the Pre-Funded Warrant, a holder will not be entitled to exercise any portion of any Pre-Funded Warrant that, upon giving effect to such exercise, would cause: (i) the aggregate number of shares of Common Stock beneficially owned by such holder (together with its affiliates) to exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise; or (ii) the combined voting power of the Company’s securities beneficially owned by such holder (together with its affiliates) to exceed 4.99% of the combined voting power of all of the Company’s securities outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant, which percentage may be changed at the holder’s election to a higher or lower percentage not in excess of 9.99% upon 61 days’ notice to the Company. In addition, in certain circumstances, upon a fundamental transaction, a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Pre-Funded Warrants immediately prior to the fundamental transaction.

The foregoing description of the Pre-Funded Warrant is subject to and qualified in its entirety by reference to the full text of the form of Pre-Funded Warrant, a copy of which is included as Exhibit 4.2 hereto, and the terms of which are incorporated by reference.

Registration Rights Agreement

At the closing of the Transaction, the Company and Misfits will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other matters, Misfits will be granted certain customary mandatory registration rights with respect to the Closing Shares, the Warrant Shares, and the PFW Shares.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On March 18, 2026, the Company issued a press release announcing their entry into the Purchase Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Section 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

The Company intends to include information regarding the Transaction in a proxy statement that it will file with the Securities and Exchange Commission (“SEC”), which will be mailed to its stockholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. THE COMPANY'S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE SPECIAL MEETING OF THE STOCKHOLDERS OF THE COMPANY (THE "SPECIAL MEETING"), AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MISFITS, AND THE TRANSACTION. When available, the definitive proxy statement and other relevant materials for the Special Meeting, including information regarding the proposed Transaction, will be mailed to the stockholders of the Company as of a record date to be established for voting at the Special Meeting. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a written request to: Super League Gaming, Inc., 2450 Colorado Ave. Suite 100E, Santa Monica, California 90404.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company's shareholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 31, 2025, and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Super League Enterprise, Inc., 2450 Colorado Ave. Suite 100E, Santa Monica, California 90404. Additional information regarding the interests of such participants will be contained in the proxy statement for the Annual Meeting when available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. For example, statements about the expected timing of the completion of the Transaction, the benefits of the Transaction, the competitive environment, and the expected future performance (including future revenue, pro format enterprise value, and cash balance) and market opportunities of Misfits are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, Misfits or others following the announcement of the Transaction; (3) the inability to complete the Transaction due to the failure to obtain approval of the shareholders of the Company or to satisfy other conditions to closing; (4) changes to the proposed structure of the Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transaction; (5) the ability to meet stock exchange listing standards at or following the consummation of the Transaction; (6) the risk that the Transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the Company to grow and manage the Purchase Assets profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) the possibility that the Purchased Assets may be adversely affected by other economic, business, and/or competitive factors; (11) the limited operating history of the Company; (12) the Company business may not successfully expand into other markets; and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, filed on March 31, 2025, and which will be set forth in the Company's definitive proxy statement to be filed by the Company with the SEC in connection with the Special Meeting of Stockholders of the Company.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company undertakes no duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Asset Purchase Agreement by and between the Company and Esports Now, LLC, dated March 16, 2026
4.1	Form of Common Stock Purchase Warrant
4.2	Form of Pre-Funded Warrant to Purchase Common Stock
10.1	Form of Registration Rights Agreement
99.1	Press Release, issued on March 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits, disclosure schedules and other schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Super League agrees to furnish supplementally a copy of such exhibits, disclosure schedules and other schedules, or any section thereof, to the SEC upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: March 20, 2026	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer